Exhibit 10.20
Page: 1 of 6

Purchase Order	PO Create Date: 10/31/2011 Current Date/Time: 11/03/2011 07:30:23	RTSC — El Paso TX 7201 Montana Avenue El Paso TX 79925

Ordering Address: OA#: 0000103269 Salesperson/Attention: Telephone: Fax: TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	The number below must appear on all Packing Lists, Shipping Labels and Invoices. Purchase Order No. 4200432206 Version # 2	Delivery Address (If Blank See Line Items): Company RTSC — El Paso TX Raytheon Technical Svcs Co LLC 7201 Montana Avenue El Paso TX 79925 INCOTERMS: FOB ORIGIN Ship Instructions:

Manufacturing Plant: MN #: N/A	Originator: Gregory Dolan Phone: 317.306.4236 FAX: 317-306-3066 Indianapoli Email: Gregory_A_Dolan@raytheon.com Approver Signature. Date: 11-2-2011	Bill-To Address: Do Not Invoice — Purchase Order is ERS

PO Type: Firm Fixed Price Source Inspection Items Exist: No Classified Hardware Exist: No Foreign Offset: N/A Country 1: N/A PO % Offset Value: 0% Options: N Option Expiration Date:	PURCHASE ORDER TOTAL: $1,211,792.40 Currency: USD Taxable: See Line Items for Tax Liquidation Rate: 0% Payment Terms: Net 30 days from Invoice
RAYTHEON COMPANY TERMS AND CONDITIONS AND PURCHASE ORDER (PO) ATTACHMENTS (COLLECTIVELY, THE “PO ATTACHMENTS”) WERE PREVIOUSLY MADE AVAILABLE TO YOU AND ARE INCORPORATED HEREIN, SEE BELOW FOR THE COMPLETE STATEMENT OF THE RAYTHEON TERMS AND CONDITIONS APPLICABLE TO THE PO.
Header text
Part number 411-23187-48 pricing of ****** includes conformal coating to be in compliance with Quality Note WF Section 8 Tin Whisker requirement.
TCC has taken exception to item 20 of TC-001 and does not carry Professional Errors and Omissions Insurance. That element does not apply to this PO. All other requirements of item 20 of TC-001 remain and apply.

Material No: Cage Code/	Dwg.	Parts List	Purchase Part Number/	Order	Order		Ord Price		Extended
Material Short Description	Rev.	Rev.	SIS STAMP Rev.	Quantity	Price	Per	Unit	Est	Price

411-23187-48				******	******	******	each	NO	******
DSD 72A-SP ENCRYPTOR + D/1-D/1 Interface

Line		Prime	Contract	DPAS	Source	Class.	Agremt	Agree.	Delivery
Item	Vendor Material Number	Contract Number	Qty	Rating	Insp.	H’ware	No.	Item No.	Date	Tax Status - Tax ID

00010					None	No			******	Direct Pay Permit 1-95-1778500-2
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Exhibit 10.20

PO number/date 4200432206/10/31/2011 Currant Date/Time 11/03/2011 07:30:23	Ordering Address: OA#: 0000103269 TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	RTSC — El Paso TX 7201 Montana Avenue El Paso TX 79925
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_____NOTES PERTAINING TO THE ITEM ABOVE _____
AN, QL, LU, LZ, WF, TP-463
Item text
QUALITY NOTES:
AN QL LU LZ WF
ASL
Text for notes can be found at:
http://wwwxt.raytheon.com/scm/quality
  OR
http://homenet.ray.com/scm/quality
PACKAGING AND PROTECTION OF THIS MATERIAL MUST BE SUFFICIENT TO ASSURE ITS SAFE ARRIVAL AT THE SHIPPING ADDRESS ON THIS PURCHASE ORDER.
************************************************************
Contract: Raytheon funded IOT 601279550/CFR
DPAS Rating: N/A
Del Order: N/A
note to PE
IOT does not mandate compliance to IDS QSL.
FROM IDS SOW
3.1 Quality Notes
Quality Notes AN (ISO-9001), FB (C of C) and LU (Marking), LZ (UID), and WF (Standard Quality note) shall be applicable and specified on the Purchase Order as a requirement to the supplier.
(Greg johnson)

Material No: Cage Code/	Dwg.	Parts List	Purchase Part Number /	Order	Order		Ord Price		Extended
Material Short Description	Rev.	Rev.	SIS STAMP Rev.	Quantity	Price	Per	Unit	Est	Price
401-24265-02 Smart Module-64K KFD				******	******	******	each	NO	******

Line		Prime	Contract	DPAS	Source	Class.	Agremt	Agree.	Delivery
Item	Vendor Material Number	Contract Number	Qty	Rating	Insp.	H’ware	No.	Item No.	Date	Tax Status - Tax ID
00020					None	No			******	Direct Pay Permit 1-95-1778500-2
THE REGISTRANT HAS FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

54	Exhibit 10.20

PO number/date 4200432206 / 10/31/2011 Current Date/Time 11/03/2011 07:30:23	Ordering Address: OA#: 0000103269 TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	RTSC - El Paso TX 7201 Montana Avenue EI Paso TX 79925
Page: 3 of 6
 _____________________  NOTES PERTAINING TO THE ITEM ABOVE
AN , QL , LU , LZ , WF , TP-463
Item text
QUALITY NOTES:

QL AN LU LZ WF
ASL
Text for notes can be found at:
http://wwwxt.raytheon.com/scm/quality

OR
http://homenet.ray.com/scm/quality
PACKAGING AND PROTECTION OF THIS MATERIAL MUST BE SUFFICIENT TO ASSURE ITS SAFE ARRIVAL AT THE SHIPPING ADDRESS ON THIS PURCHASE ORDER.
************************************************************
Contract: Raytheon funded lOT 601279550/CFR
DPAS Rating: N/A
Del Order: N/A
note to PE
lOT does not mandate compliance to IDS QSL.
FROM IDS SOW
3.1 Quality Notes
Quality Notes AN (IS0-9001), FB (C of C) and LU (Marking), LZ (UID), and WF (Standard Quality note) shall be applicable and specified on the Purchase Order as a requirement to the supplier (Greg johnson)

Total Net Value Excl. Tax USD	1,211,792.40
Any Information Below Pertains to All Items on this Purchase Order
Terms of delivery
This is a firm-fixed price purchase order to Technical Communications Corporation (TCC) .
************************************************************

Critical Delivery Requirements.	THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

55	Exhibit 10.20

PO number/date 4200432206 / 10/31/2011 Current Date/Time 11/03/2011 07:30:23	Ordering Address: OA#: 0000103269 TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	RTSC - El Paso TX 7201 Montana Avenue EI Paso TX 79925
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************************************************************
A definitive delivery order from the U.S. Government is anticipated and will be issued upon receipt.
************************************************************
Quality Notes are listed in the SOW, titled “Taiwan Patriot, Procurement of Equipment form Technical Communications Corporation dated 10-11-2011. This SOW is incorporated by reference as if incorporated in full text.
************************************************************
Buyer’s Email: Gregory_A_Dolan@raytheon.com
****************************************************************
TCC has permission to ship all units as soon as
available, including partial shipments.
Early delivery and partial shipments are authorized and encouraged.
****************************************************************
Raytheon General Terms and Conditions TC-001 apply to this purchase order and are available at www.raytheon.com/connections/supplier/terms/index.html.
****************************************************************
With this knowledge, TCC is required to accept or reject in writing or by execution of this purchase order with fifteen (15) working days after receipt of this document. If the order is rejected, TCC must give reasons in writing.
**************************************************************
SHIPMENT ROUTING INSTRUCTIONS
SHIP VIA (STANDARD (SURFACE) ROUTING INSTRUCTIONS):
Check with Buyer for specific instructions
ALL DELIVERIES MUST BE MADE TO THE RAYTHEON FACILITY IN EL PASO TEXAS.
YOU MUST DISPLAY THE PURCHASE ORDER NUMBER “4200432206” IN THE BILLING REFERENCE BLOCK OF THE SHIPPING WAYBILL:
IN ADDITION, WAYBILL MUST SHOW SHIPMENT VALUE, HOWEVER, RAYTHEON IS SELF-INSURED AND NO ADDITIONAL INSURANCE CHARGES ARE AUTHORIZED.
**************************************************************

INVOICES	THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

56	Exhibit 10.20

PO number/date 4200432206 / 10/31/2011 Current Date/Time 11/03/2011 07:30:23	Ordering Address: OA#: 0000103269 TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	RTSC - El Paso TX 7201 Montana Avenue EI Paso TX 79925
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INVOICES SHALL BE SUBMITTED TO THE FOLLOWING “BILL TO” ADDRESS:
E-MAIL ADDRESS:
einvoice@raytheon.com
MAIL ADDRESS:
RAYTHEON TECHNICAL SERVICES COMPANY
RTSC A/P — FINANCE SHARED SERVICES (FSS)
P. O. BOX 660761
DALLAS, TX 75266-0761
—END OF DOCUMENT—
ANY MODIFICATIONS TO THE PO ATTACHMENTS MUST BE EXPRESSLY ACCEPTED BY RAYTHEON AND INCORPORATED INTO THIS PO. UNLESS OTHERWISE NOTED, THE REVISION DATE OF THE TC-UPDATE IN EFFECT AS OF THE DATE THIS PO WAS ISSUED TO THE SELLER SHALL APPLY.
ALL PO ATTACHMENTS ARE ACCESSIBLE VIA THE FOLLOWING
URL: http://www.raytheon.com/connections/supplier/terms/index.html
ALL APPLICABLE RAYTHEON QUALITY NOTES (RQNs) ARE ACCESSIBLE VIA THE FOLLOWING
URL: http://qnotes.raytheon.com/
NATIONAL DEFENSE RATED ORDERS: IF THIS IS A RATED ORDER CERTIFIED FOR NATIONAL DEFENSE USE, YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700 ET SEQ.). ALL RATED ORDERS MUST BE ACKNOWLEDGED OR REJECTED AS FOLLOWS:
(A) DO RATED POs MUST BE ACKNOWLEDGED (OR REJECTED) WITHIN 15 WORKING DAYS AFTER ORDER RECEIPT.
(B) DX RATED POs MUST BE ACKNOWLEDGED (OR REJECTED) WITHIN 10 WORKING DAYS AFTER ORDER RECEIPT.
(C) REJECTION OF DO OR DX ORDERS MUST BE IN WRITING, GIVING THE SPECIFIC REASON FOR THE REJECTION.
(D) COMMENCEMENT OF PERFORMANCE OF THE WORK CALLED FOR BY THIS PO IN THE ABSENCE OF SELLER’S WRITTEN ACKNOWLEDGEMENT THEREOF SHALL BE DEEMED ACCEPTANCE OF THIS PO AS WRITTEN.

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

57	Exhibit 10.20

PO number/date 4200432206 / 10/31/2011 Current Date/Time 11/03/2011 07:30:23	Ordering Address: OA#: 0000103269 TECHNICAL COMMUNICATIONS CORP 100 DOMINO DR CONCORD MA 01742	RTSC - El Paso TX 7201 Montana Avenue EI Paso TX 79925
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IF BOTH RATED AND UNRATED QUANTITIES ARE REFLECTED IN THIS ORDER, YOU ARE ONLY REQUIRED TO FOLLOW THE DPAS REGULATION AS IT PERTAINS TO THE RATED QUANTITIES.
PACKAGING: FOR ORDERS REQUIRING PRODUCT DELIVERIES, IN ADDITION TO COMPLYING WITH ALL APPLICABLE RQNs, SUPPLIER SHALL ENSURE THAT ALL DELIVERABLE ITEMS ARE ADEQUATELY PROTECTED TO PREVENT DAMAGE FROM SHIPPING AND HANDLING. UNLESS OTHERWISE SPECIFIED HEREIN, INDIVIDUAL ITEMS CONTAINED IN A LARGER SHIPMENT THAT MAY BE DAMAGED BY ITEM-TO-ITEM CONTACT SHALL BE INDIVIDUALLY WRAPPED, BAGGED, OR OTHERWISE ADEQUATELY PROTECTED FROM SUCH DAMAGE.
PAYMENT TERMS: PAYMENT TERMS WILL BE CALCULATED FROM THE DATE A PROPER, COMPLETE, AND ACCURATE INVOICE IS RECEIVED BY RAYTHEON FINANCE SHARED SERVICES (FSS) ACCOUNTS PAYABLE.
PURCHASE ORDER TOTAL: $1,211,792.40

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.
THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.
THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.